SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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



                           WILSHIRE MUTUAL FUNDS, INC.
                           ---------------------------
                (Name of Registrant as Specified in Its Charter)


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


                IMPORTANT NEWS ABOUT WILSHIRE MUTUAL FUNDS, INC.


December 18, 2007


Dear Shareholders of the Large Company Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio:

The Board of Directors of Wilshire Mutual Funds, Inc. (the "Company") has approved the appointment of Acadian Asset Management, Inc. ("Acadian") and Systematic Financial Management, L.P. ("Systematic") as additional subadvisers to the Large Company Value Portfolio. The Board of Directors also approved the appointment of Ranger Investment Management, L.P. ("Ranger") as an additional subadviser to the Small Company Growth Portfolio.

The Board of Directors initially approved the appointment of NWQ Investment Management Company, LLC ("NWQ") as subadviser to the Small Company Value Portfolio on September 8, 2004. On November 13, 2007, NWQ's parent, Nuveen Investments, Inc., was acquired by Windy City Investments Holdings, L.L.C. ("Windy City"), a newly created holding company formed by equity investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity firm (the "Transaction"). This Transaction resulted in a change of control of NWQ, therefore terminating the current subadvisory agreement between Wilshire Associates Incorporated and NWQ.

Wilshire Associates Incorporated, the Company's investment adviser, continues to oversee the subadvisers.

The next few pages of this package feature more information about the subadvisers, including their investment processes and styles. Please take a few moments to read them and call us at 1-888-200-6796 if you have any questions.

On behalf of the Board of Directors, I thank you for your continued investment in Wilshire Mutual Funds.


Sincerely,

/s/ Lawrence E. Davanzo

Lawrence E. Davanzo
President

                           WILSHIRE MUTUAL FUNDS, INC.

                              INFORMATION STATEMENT


                             TO SHAREHOLDERS OF THE
                       LARGE COMPANY VALUE PORTFOLIO, THE
      SMALL COMPANY GROWTH PORTFOLIO AND THE SMALL COMPANY VALUE PORTFOLIO


This document is an Information Statement and is being furnished to shareholders of the Large Company Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio (the "Portfolios"), each a series of Wilshire Mutual Funds, Inc. (the "Company"), in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (the "SEC"). Wilshire Associates Incorporated ("Wilshire") serves as the investment adviser for the Company. The exemptive order permits Wilshire and the Board of Directors of the Company (the "Board") to employ additional subadvisers, terminate subadvisers, and modify subadvisory agreements without prior approval of the Company's shareholders.

Under the SEC order, if Wilshire retains a new subadviser or materially changes an existing subadvisory agreement between Wilshire and a subadviser, shareholders of the affected portfolios of the Company are required to be provided an Information Statement explaining any changes and disclosing the aggregate fees paid to the subadvisers as a result of those changes. The Board reviews the subadvisory agreements annually. A form of subadvisory agreement for Acadian, Systematic, and Ranger (all defined below) is attached to this Information Statement as Appendix A. A form of the subadvisory agreement with NWQ (defined below) is attached as Appendix B.

This Information Statement is being mailed on or about December 18, 2007 to the shareholders of the Portfolios of record as of December 3, 2007 (the "Record Date"). NWQ, the Large Company Value Portfolio and the Small Company Growth Portfolio will each bear a portion of the expenses incurred in connection with preparing this Information Statement. As of the Record Date, 3,015,616.922 shares of the Large Company Value Portfolio were issued and outstanding, 984,628.985 shares of the Small Company Growth Portfolio were issued and outstanding and 1,503,382.369 shares of the Small Company Value Portfolio were issued and outstanding. Information on shareholders who owned beneficially 5% or more of the shares of the Large Company Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio as of the Record Date is set forth in Appendix C. To the knowledge of the Company, the executive officers and Directors of the Company as a group owned less than 1% of the outstanding shares of the Portfolios and of the Company as of the Record Date.


             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                            NOT TO SEND US A PROXY.

APPOINTMENT OF NEW SUBADVISERS TO THE LARGE COMPANY VALUE PORTFOLIO AND SMALL COMPANY GROWTH PORTFOLIO

On August 24, 2007, the Board approved the appointment of Acadian Asset Management, Inc. ("Acadian") and Systematic Financial Management, L.P. ("Systematic") as new subadvisers to the Large Company Value Portfolio effective September 20, 2007. The Board also unanimously approved the appointment of Ranger Investment Management, L.P. ("Ranger") as a new subadviser to the Small Company Growth Portfolio effective September 19, 2007.

Pzena Investment Management, LLC will continue as a subadviser to the Large Company Value Portfolio and LA Capital will continue as a subadviser to the Small Company Growth Portfolio.

No officers or Directors of the Company are officers, employees, directors, general partners or shareholders of Acadian, Systematic or Ranger. In addition, since January 1, 2006, the beginning of the Company's most recently completed fiscal year, no Director of the Company has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Acadian, Systematic, and Ranger, or any of their parents or subsidiaries or any subsidiaries of a parent of any such entities was or is to be a party.

At its August 24, 2007 meeting, in connection with its review of Wilshire's proposed subadvisory agreements with Acadian, Systematic and Ranger (the "Agreements"), the Board evaluated information provided by Wilshire and Acadian, Systematic and Ranger (the "Subadvisers") in accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act").

The information in this summary outlines the Board's considerations associated with its approval of each of the Agreements. In connection with its deliberations regarding the continuation of these relationships, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services to be performed; the profits to be realized by the Subadvisers; the extent to which the Subadviser realizes economies of scale as a Portfolio grows; and whether any fall-out benefits will be realized by the Subadvisers, as applicable. In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel. In addition, the Directors who are not "interested persons" of the Company as defined in the 1940 Act (the "Independent Directors") discussed the approval of the Agreements with management and in private sessions with counsel at which no representatives of Wilshire or the Subadvisers were present.

As required by the 1940 Act, each approval was confirmed by the unanimous separate vote of the Independent Directors. In deciding to approve the Agreements, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

The Board, including all the Independent Directors, considered the approval of the Agreements pursuant to a process that concluded at the Board's August 24, 2007 meeting, following an extensive process. At the direction of the Independent Directors, counsel to the Company and the Independent Directors sent a memorandum to the Adviser requesting information regarding the Agreements to be provided to the Directors in advance of a meeting of the Contract Review Committee (which is comprised of all the Independent Directors) held on August 23, 2007. Based upon a review of such information, counsel sent a follow-up memorandum, on behalf of the Independent Directors, requesting additional information to be considered at the August 23, 2007 meeting.

In response to the requests for information, the Directors received information from the Adviser regarding the factors underlying the recommendations to approve each Agreement. The Directors also received information from each Subadviser describing: (i) the nature, extent and quality of services to be provided, (ii) the investment performance for products managed by the Subadviser that are similar to the Portfolio, (iii) the financial condition of the Subadviser, (iv) the extent to which economies of scale would be realized as a Portfolio grows,
(v) whether fee levels reflect any possible economies of scale for the benefit of Portfolio shareholders, (vi) comparisons of services rendered or to be rendered and amounts paid to other registered investment companies and any comparable advisory clients, and (vii) benefits to be realized by the Subadviser from its relationship with the Portfolio. The Independent Directors also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel.

Following the receipt of all information, the Contract Review Committee met on August 23, 2007 to discuss the information provided. Following its evaluation of all materials provided, the Contract Review Committee concluded that it was in the best interests of each Portfolio to approve each of the agreements and recommended to the Board that each Agreement be approved. At its meeting on August 24, 2007, the Board considered the recommendation of the Contract Review Committee along with the other factors that the Board deemed relevant. The Board also considered a report from the Investment Committee (which is comprised solely of Independent Directors), which met on August 23, 2007 to review information regarding the Subadvisers.

As to each Agreement, the Board considered the nature, extent and quality of services to be provided. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of investment personnel responsible for the day-to-day management of each Portfolio, and the resources made available to such personnel. The Board also considered the Subadviser's general legal compliance and the assessment of the Company's chief compliance officer regarding the Subadviser's compliance program. In addition, the Board considered the analysis provided by the Adviser, which concluded that each Subadviser would provide reasonable services and recommended that each Agreement for each Portfolio be approved.

The Board concluded that the investment performance for products managed by Acadian and Systematic similar to the Large Company Value Portfolio and by Ranger similar to the Small Company Growth Portfolio met or exceeded acceptable levels of investment performance and, therefore, was satisfactory.

The Board considered each Portfolio's subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data supplied by each Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rates were negotiated at arm's length between the Adviser and each Subadviser, that the Adviser compensates the Subadviser from its fees and that the aggregate advisory fee was deemed reasonable by the Board.

For the Subadvisers that reported fees for "Other Clients" with comparable investment policies and services, the Board noted that most Subadvisers did not charge higher fees to the Adviser for the Portfolios than was charged to their Other Clients. For the Subadvisers where the fees charged to the Adviser were higher than that charged to Other Clients, the Board determined that the fees charged to the Adviser were generally competitive.

Based upon all of the above, the Board determined that the subadvisory fees for each Portfolio were reasonable.

The Board noted that the Adviser compensates each Subadviser from its own advisory fees and that the fees were negotiated at arm's length between the Adviser and each Subadviser. In addition, the Board noted that the revenues to the various Subadvisers were limited due to the size of the Portfolios.
Accordingly, the Board concluded that they need not review estimated levels of profits to the Subadvisers in order to conclude, as they did, that profitability to the Subadvisers was not unreasonable.

The Board considered whether there are or may be economies of scale with respect to the subadvisory services to be provided to each Portfolio and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for each Portfolio under the Agreement is reasonable in relation to the asset size of such Portfolio. The Board concluded that the fee schedule for each Portfolio reflects an appropriate recognition of any economies of scale.

The Board also considered the character and amount of other incidental benefits to be received by each Subadviser. The Board considered each Subadviser's soft dollar practices, where applicable. The Board concluded that, taking into account the benefits arising from these practices, the fees charged under each Agreement were reasonable.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Agreement are fair and reasonable and that the approval of each Agreement is in the best interests of each Portfolio.


ACADIAN

Wilshire has entered into a subadvisory agreement with Acadian, effective September 20, 2007, to manage a portion of the Small Company Growth Portfolio, subject to the supervision of Wilshire and the Company's Board. Acadian is located at One Post Office Square, 20th Floor, Boston, Massachusetts 02109. Acadian manages risk-controlled, value-focused portfolios on behalf of pension funds, endowments, foundations, governments and other institutions based in the U.S. and abroad. Acadian's investment process employs sophisticated analytical models for active stock selection as well as peer group valuation. As of September 30, 2007, Acadian managed approximately $85 billion in assets.

A team of twelve investment professionals manages the portion of the Large Company Value Portfolio assets allocated to Acadian. Following are the five key investment professionals on the portfolio management team. Ronald D. Frashure, President and Chief Executive Officer, plays a key role in Acadian's investment and quantitative management. Mr. Frashure has been with Acadian for 19 years. John R. Chisholm, Executive Vice President and Co-Chief Investment Officer, is responsible for oversight of portfolio management and research efforts. Mr. Chisholm joined Acadian in 1987. Brian K. Wolahan, Senior Vice President and Co-Director of Research, is responsible for developing and applying quantitative techniques to the evaluation of markets and securities. Mr. Wolahan joined Acadian in 1990. Raymond F. Mui, Senior Vice President and Portfolio Manager, specializes in the development of investment strategies for the developed and emerging equity markets. Mr. Mui joined Acadian in 1991. Charles H. Wang, Senior Vice President and Co-Director of Research, is responsible for quantitative research, model implementation and emerging market country strategies. Mr. Wang joined Acadian in 2000.


SYSTEMATIC

Wilshire has entered into a subadvisory agreement with Systematic, effective September 20, 2007, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Company's Board. Systematic is located at 300 Frank W. Burr Boulevard, Glenpointe East 7th Floor, Teaneck, New Jersey 07666 and was founded in 1982 as a registered investment adviser, specializing in the management of value portfolios throughout the market capitalization spectrum. Systematic's assets under management as of September 30, 2007 were $9.9 billion.

Systematic's large cap value investment strategy originates with a quantitative screen of all companies (U.S. Equity, ADRs and foreign securities traded on U.S. markets) with all stocks generally consistent with the market capitalization range of the Russell 1000(R) Value Index, which as of September 30, 2007 was from $901 million to $521 billion. Companies are ranked by valuation and a positive earnings catalyst. This screening process generates a research focus list of approximately 150 companies meriting rigorous fundamental analysis to confirm each stock's value and catalysts for appreciation.

Systematic will sell a stock when price appreciation causes the company valuation to expand to fair value, if other investment opportunities present more attractive prospects from a valuation and expected return basis, if analysis leads to an anticipated downward estimate revision, or in the less likely event of a reported negative earnings surprise.

The team of portfolio managers responsible for the day-to-day management of the portion of the Large Company Value Portfolio's assets allocated to Systematic is comprised of Chief Investment Officer, Kevin McCreesh, and Ronald Mushock, who are also both partners of the firm. Mr. McCreesh has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for Systematic's large and small cap portfolios. He joined Systematic in 1996. Mr. Mushock is a partner in the firm and has lead portfolio management responsibility for all mid and small/mid cap portfolios. Mr. Mushock joined Systematic in 1997.

RANGER

Wilshire has entered into a subadvisory agreement with Ranger, effective September 19, 2007, to manage a portion of the Small Company Growth Portfolio, subject to the supervision of Wilshire and the Company's Board. Ranger is located at 300 Crescent Court, Suite 1100, Dallas, Texas 75201. As of June 30, 2007, Ranger managed approximately $212.9 million in assets. W. Conrad Doenges is primarily responsible for the day-to-day management of the portion of the Small Company Growth Portfolio's assets allocated to Ranger. Mr. Doenges joined Ranger in 2004 and serves as the Portfolio Manager for the firm's small, mid and mid-cap growth strategies. Mr. Doenges also has primary research responsibility for consumer discretionary, consumer staples and producer durables companies. Prior to joining Ranger, Mr. Doenges served as a partner, Managing Director and Co-Chief Investment Officer for John McStay Investment Counsel. Mr. Doenges was employed by John McStay from 1998 to 2004.

Ranger utilizes a disciplined, consistent investment approach to both security selection and risk management. The investment team searches for quality growth companies by implementing a bottom-up, fundamental research driven security selection process. The focus in the research process is on identifying small and mid capitalization U.S. equities characterized by accelerating revenue and earnings growth, high recurring revenues, strong balance sheets and free cash flow generation.

In addition to extensive quantitative analysis, careful consideration is given to qualitative analysis and judgment of the management team, accounting practices, corporate governance and the company's competitive advantage. Once these quantitative and qualitative characteristics are thoroughly analyzed, the investment team then determines whether a company is undervalued and whether there is sufficient upside to the stock price to warrant an investment.

Ranger utilizes information provided by two of its proprietary systems, "Long Manager" and the "Suspect List", to monitor its portfolios and better understand risk. "Long Manager" is a real-time analytical tool utilized by the investment team on a daily basis to monitor individual stocks and client portfolios to ensure compliance with client investment objectives. "Long Manager" also provides detailed, up-to-the-minute market information relating to all portfolio holdings and identifies securities that violate internal guidelines or are approaching their price targets. The "Suspect List" monitors twenty fundamental and technical characteristics and is used to identify companies that violate the firm's sell disciplines. This continual review process is designed to identify problem stocks early and enhance performance by removing them before they become significant problems for the Portfolio.

CHANGE IN CONTROL OF SUBADVISER TO THE SMALL COMPANY VALUE PORTFOLIO

On August 24, 2007, the Board approved a new subadvisory agreement between NWQ Investment Management Company, LLC ("NWQ" or the "Subadviser") and Wilshire so that NWQ could continue to provide subadvisory services with respect to a portion of the Small Company Value Portfolio (the "Portfolio") upon the closing of the anticipated change of control of NWQ's parent company. The subadvisory agreement with NWQ was not submitted to shareholders of the Portfolio as permitted by the Company's exemptive order. NWQ is a subsidiary of Nuveen Investments, Inc. ("Nuveen"). On November 13, 2007, Nuveen was acquired by Windy City Investments Holdings, L.L.C. ("Windy City"), a newly created holding company formed by equity investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity firm (the "Transaction").

Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds. Other owners of Windy City include Merrill Lynch & Co.'s Global Private Equity group, and affiliates (including private equity funds) of Wachovia, Citigroup and Deutsche Bank. As a result of the Transaction, Nuveen became a wholly-owned subsidiary of Windy City and Nuveen became a privately-held company.

As a result of the Transaction, it is anticipated that Merrill Lynch will be an indirect "affiliated person" (as that term is defined in the 1940 Act) of the portion of the Portfolio managed by NWQ. As a result, the portion of the Portfolio managed by NWQ would then generally be prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NWQ does not believe that any such prohibition or limitation would have a materially adverse effect on the Portfolio's ability to pursue its investment objective and policies.

The new subadvisory agreement between Wilshire and NWQ took effect upon the closing of the Transaction between Nuveen and Windy City. The new subadvisory agreement is substantially similar to the previous subadvisory agreement and includes the same fee structure.

Under the previous subadvisory agreement, NWQ furnished a continuous investment program for, made investment decisions for and placed orders for the purchase and sale of securities on behalf of a portion the Portfolio. As compensation for its services to the Portfolio, Wilshire paid NWQ a subadvisory fee out of the advisory fee that Wilshire receives from the Portfolio computed at an annual rate based on the Portfolio's average daily net assets. The previous subadvisory agreement continued in force from year to year, provided such continuation was specifically approved at least annually in the manner required by the 1940 Act. The previous subadvisory agreement became effective on October 15, 2004 with an initial term ending on September 30, 2005. The previous subadvisory agreement was initially approved by the Board of Directors on September 8, 2004.

No officers or Directors of the Company are officers, employees, directors, general partners or shareholders of NWQ. In addition, since January 1, 2006, the beginning of the Portfolio's last completed fiscal year, no Director of the Company has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which NWQ, any person controlling, controlled by or under common control with NWQ or any person controlling, controlled by or under common control with such entities was or is to be a party.

At the meeting on August 24, 2007, in connection with the review of the new subadvisory agreement between Wilshire and NWQ (the "Agreement"), the Board of Directors of the Company (the "Board") evaluated information provided by Wilshire and NWQ in accordance with Section 15(c) of the 1940 Act.

The information in this summary outlines the Board's considerations associated with its approval of the Agreement. In connection with its deliberations regarding the approval of this Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, extent and quality of the services performed by NWQ under the existing subadvisory arrangement; the profits to be realized by NWQ; the extent to which NWQ realizes economies of scale as the Portfolio grows; and whether any fall-out benefits are being realized by NWQ. In considering these matters, the Board was advised with respect to relevant legal standards by independent counsel. In addition, the Independent Directors discussed the approval of the Agreement with management and in private sessions with counsel at which no representatives of Wilshire or NWQ were present.

As required by the 1940 Act, the approval was confirmed by the unanimous separate vote of the Independent Directors. In deciding to approve the Agreement, the Board did not identify any single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

The Board, including all the Independent Directors, considered the approval of the Agreement pursuant to a process that concluded at the Board's August 24, 2007 meeting, following an extensive process. At the direction of the Independent Directors, counsel to the Company and the Independent Directors sent a memorandum to the Adviser requesting information regarding the Agreement to be provided to the Directors in advance of a meeting of the Contract Review Committee (which is comprised of all the Independent Directors) held on August 23, 2007. Based upon a review of such information, counsel sent a follow-up memorandum, on behalf of the Independent Directors, requesting additional information to be considered at the August 23, 2007 meeting.

In response to the requests for information, the Directors received information from the Adviser regarding the factors underlying the recommendations to approve the Agreement. The Directors also received information from NWQ describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of NWQ in connection with the Portfolio, (iii) the financial condition of NWQ, (iv) the extent to which economies of scale are realized as the Portfolio grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Portfolio shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and any comparable advisory clients, and (vii) benefits realized by NWQ from its relationship with the Portfolio. The Independent Directors also received a memorandum from counsel describing their duties in connection with contract approvals, and they were assisted in their review by independent legal counsel.

Following the receipt of all information, the Contract Review Committee met on August 23, 2007 to discuss the information provided. Following its evaluation of all materials provided, the Contract Review Committee concluded that it was in the best interests of the Portfolio to approve the agreement and recommended to the Board that the Agreement be approved. At its meeting on August 24, 2007, the Board considered the recommendation of the Contract Review Committee along with the other factors that the Board deemed relevant.

As to the Agreement, the Board considered the nature, extent and quality of services to be provided under the Agreement. The Board considered the reputation, qualifications and background of NWQ, investment approach of NWQ, the experience and skills of investment personnel responsible for the day-to-day management of the Portfolio, and the resources made available to such personnel. The Board also considered NWQ's compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided by the Adviser, which concluded that NWQ would provide reasonable services and recommended the Agreement be approved.

The Board considered the details of the Transaction, including the anticipated effect of the Transaction on NWQ. The Board noted that the Agreement is the same as the previous subadvisory agreement with NWQ with minot exceptions, such as the effective date and term of the Agreement. The Board also considered that no other substantive changes were proposed to the Agreement, noting in particular that no changes were proposed to the nature, extent and quality of services to be provided by NWQ or to the subadvisory fee schedule.

Based upon all relevant factors, the Board concluded that the investment performance of NWQ with respect to the Small Company Value Portfolio met or exceeded acceptable levels of investment performance and, therefore, was satisfactory.

The Board considered the Portfolio's subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data supplied by NWQ about the fees charged to other clients. The Board also considered that the subadvisory fee rates were negotiated at arm's length between the Adviser and NWQ, that the Adviser compensates NWQ from its fees and that the aggregate advisory fee was deemed reasonable by the Board. The Board determined that the fees charged by NWQ to the Adviser were generally competitive. Based upon all of the above, the Board determined that the subadvisory fees for each Portfolio were reasonable.

The Board noted that the Adviser compensates NWQ from its own advisory fees and that the fees were negotiated at arm's length between the Adviser and NWQ. In addition, the Board noted that the revenues to NWQ were limited due to the size of the Portfolios. Accordingly, the Board concluded that they need not review estimated levels of profits to NWQ in order to conclude, as they did, that profitability to NWQ was not unreasonable.

The Board considered whether there are or may be economies of scale with respect to the subadvisory services to be provided to the Portfolio and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for the Portfolio under the Agreement is reasonable in relation to the asset size of the Portfolio. The Board concluded that the fee schedule for the Portfolio reflects an appropriate recognition of any economies of scale.

The Board also considered the character and amount of other incidental benefits to be received by NWQ. The Board considered NWQ's soft dollar practices. The Board concluded that, taking into account the benefits arising from these practices, the fees charged under the Agreement were reasonable.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Portfolio.


NWQ

Wilshire entered into a subadvisory agreement with NWQ, effective October 15, 2004, as amended November 13, 2007, to manage a portion of the Small Company Value Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. NWQ is located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067, and as September 30, 2007, managed approximately $37.4 billion in assets. Phyllis G. Thomas, CFA is the portfolio manager of NWQ's portion of the Small Company Value Portfolio. Ms. Thomas joined NWQ in 1990 and previously managed institutional portfolios for The Boston Company and Standard Investment Management Company. Ms. Thomas provides portfolio management services to NWQ's small and small/mid-cap portfolios on a day-to-day basis.

Nuveen is located at 333 W. Wacker Drive, Chicago, Illinois 60606. MDP is located at Three First National Plaza, Chicago, Illinois 60602,


AGGREGATE FEES

Wilshire's annual advisory fee is 0.75% of the average daily net assets of the Large Company Value Portfolio, 0.85% for the Small Company Growth Portfolio and 0.85% for the Small Company Value Portfolio. For the fiscal year ended December 31, 2006, the Company paid Wilshire advisory fees of $536,239 for the Large Company Value Portfolio, $36,982 for the Small Company Growth Portfolio and $51,377 for the Small Company Value Portfolio.

For the fiscal year ended December 31, 2006, the aggregate subadvisory fees paid by Wilshire to all subadvisers with respect to the Large Company Value Portfolio were $268,661, the Small Company Growth Portfolio were $57,350 and the Small Company Value Portfolio were $75,743. These aggregate fees represent 0.38% of the average net assets of the Large Company Value Portfolio, 0.37% of the average net assets of the Small Company Growth Portfolio and 0.37% of the average net assets of the Small Company Value Portfolio. The additional subadvisers to the Large Company Value and Small Company Growth Portfolios will not change the annual aggregate fees paid to Wilshire with respect to the Portfolios, although the aggregate subadvisory fees will increase as a result of this change. The annual aggregate fees paid to Wilshire will not change as a result of NWQ's change of control.

All subadvisory fees are paid by Wilshire and not the Portfolios. The fees paid by Wilshire to each subadviser depend on the fee rates negotiated by Wilshire and on the percentage of the Portfolio's assets allocated to the subadviser by Wilshire. Because Wilshire pays each subadviser's fees out of its own fees received from the Portfolios, there is no "duplication" of advisory fees paid. THERE WILL BE NO INCREASE IN ADVISORY FEES TO THE LARGE COMPANY VALUE AND SMALL COMPANY GROWTH PORTFOLIOS AND THEIR SHAREHOLDERS IN CONNECTION WITH THE HIRING OF ADDITIONAL SUBADVISERS TO THE PORTFOLIOS. THERE ALSO WILL BE NO INCREASE IN ADVISORY FEES TO THE SMALL COMPANY VALUE PORTFOLIO IN CONNECTION WITH NWQ'S CHANGE OF CONTROL.


TERMS OF SUBADVISORY AGREEMENTS

The Agreements with Acadian, Systematic, Ranger and NWQ continue in force until August 31, 2008, unless sooner terminated as provided in certain provisions contained in the Agreements. The Agreements will continue in force from year to year thereafter with respect to the Portfolios so long as it is specifically approved at least annually in the manner required by the 1940 Act.

Each Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated at any time without payment of any penalty by Wilshire or the Subadviser on sixty days' prior written notice to the other party. Each Agreement may also be terminated by a Portfolio by action of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined by the 1940 Act) on sixty days' written notice to the Subadviser by the Company.

In addition, each Agreement may be terminated with respect to a Portfolio at any time without payment of any penalty by Wilshire, the Board, or a vote of a majority of the outstanding voting securities of the Portfolio in the event that a Subadviser or any officers or directors of the Subadviser has taken any action which results in a material breach of the covenants of the Subadviser under the Agreement. The Agreements will automatically terminate with respect to a Portfolio if the Investment Advisory Agreement between Wilshire and the Company on behalf of the Portfolio is terminated, assigned or not renewed.


ADDITIONAL DISCLOSURE REGARDING THE SUBADVISERS


ACADIAN. The names and principal occupations of the principal executive officers of Acadian, all located at One Post Office Square, 20th Floor, Boston, Massachusetts 02109, are listed below:


NAME                                 PRINCIPAL OCCUPATION/TITLE
Gary L. Bergstrom, Ph.D.             Chairman
Ronald D. Frashure, CFA              President and Co-Chief Investment Officer
John R. Chisholm, CFA                Executive Vice President and Co-Chief Investment Officer
Churchill G. Franklin                Executive Vice President

The following information was provided by Acadian regarding other registered investment companies for which Acadian acts as investment adviser or subadviser and which have investment objectives similar to that of the Large Company Value
Portfolio:

----------------------------------------------------------------------------------------
FUND                                       FEE RATE          NET ASSETS AS OF 08/30/07
----------------------------------------------------------------------------------------
U.S. Value Equity Client 218 (sub-advised)     *                     $95.2 MM
----------------------------------------------------------------------------------------

* The average fee for a U.S. Equity sub-advisory relationship is 0.32%. For confidentiality reasons, Acadian does not disclose the exact fee schedules in use with other advisory and subadvisory relationships.


SYSTEMATIC. The names and principal occupations of the principal executive officers and each director of Systematic, all located at 300 Frank W. Burr Boulevard, Glenpointe East 7th Floor, Teaneck, New Jersey 07666, are listed below:

NAME                                 PRINCIPAL OCCUPATION/TITLE
Gyanendra (Joe) Joshi                President & Chief Executive Officer, Partner
Kevin McCreesh, CFA                  Chief Investment Officer & Portfolio Manager, Partner
Ronald Mushock, CFA                  Portfolio Manager, Partner
Kenneth Burgess, CFA                 Portfolio Manager, Partner
Greg Wood                            Head Trader, Partner
Karen Kohler                         Chief Operating Officer & Chief Compliance Officer

The following information was provided by Systematic regarding other registered investment companies for which Systematic acts as investment adviser or subadviser and which have investment objectives similar to that of the Large Company Value Portfolio:

---------------------------------------------------------------------------------------------------------------
FUND                                          FEE RATE                                NET ASSETS AS OF 08/30/07
---------------------------------------------------------------------------------------------------------------
Wells Fargo Equity Value Portfolio            0.30% on the 1st $150 million                  $601 million
                                              reducing to 0.10% as assets
                                              increase
---------------------------------------------------------------------------------------------------------------
Systematic Value Fund                         Flat 0.70%                                      $80 million
---------------------------------------------------------------------------------------------------------------
FRIC Select Value Large Cap Equity Fund       0.30% on the 1st $100 million                  $522 million
                                              reducing to 0.13% as assets
                                              increase
---------------------------------------------------------------------------------------------------------------

Systematic's standard large cap fee schedule is 0.45% on the first $50 million, reducing to 0.35% as assets increase.

RANGER. The names and principal occupations of the principal executive officers and each director of Ranger, all located at 300 Crescent Court, Suite 1100, Dallas, Texas 75201, are listed below:


NAME                                    PRINCIPAL OCCUPATION, TITLE
W. Conrad Doenges                       Principal, Portfolio Manager
Scott Canon                             Principal, President
Jason Elliot                            Principal, Firm Strategist
Jay Thompson                            Principal, CFO/COO
Nim Hacker                              Principal, In-house General Counsel

Ranger does not act as investment adviser or subadviser for a registered investment company that has investment objectives similar to that of the Small Company Growth Portfolio.


NWQ. The names and principal occupations of the principal executive officers of NWQ, are located at 2049 Century Park East, 16th Floor, Los Angeles, California 90067, are listed below:

NAME                                 PRINCIPAL OCCUPATION/TITLE
Jon D. Bosse                         Co-President, Chief Investment Officer, Managing Director Portfolio
                                     Manager/Analyst
E.C. (Ted) Friedel                   Managing Director, Investment Strategist/Portfolio Manger/Analyst
John Conlin                          Co-President, Chief Operating Officer
Phyllis G. Thomas                    Managing Director

The following information was provided by NWQ regarding other registered investment companies for which NWQ acts as investment adviser or subadviser and which have investment objectives similar to that of the Small Company Value
Portfolio:

-------------------------------------------------------------------------------------------------------------------------
FUND                               FEE RATE                                               NET ASSETS AS OF 08/30/07
-------------------------------------------------------------------------------------------------------------------------
Nuveen NWQ SmallCap Value Fund     Nuveen Asset Management ("NAM"), the Fund's investment       $204,015,267
                                   adviser, pays NWQ a portfolio management fee equal to
                                   50% of NAM's advisory fee (net of any waivers,
                                   reimbursement payments, supermarket fees and alliance
                                   fees waived, reimbursed or paid by NAM in respect of
                                   the Fund). NAM's advisory fee is currently 0.98%.
-------------------------------------------------------------------------------------------------------------------------
ING SmallCap Value Choice Fund     0.50% on the initial $150 million; 0.60% thereafter at        $69,233,305
                                   any aggregate asset level
-------------------------------------------------------------------------------------------------------------------------
Roszel/NWQ Small Cap Value Fund    0.40% on the initial $200 million; 0.32% on the next           $3,785,862
                                   $200 million: 0.03% on amounts in excess of $400
                                   million
-------------------------------------------------------------------------------------------------------------------------

                               GENERAL INFORMATION

The principal executive offices of the Company and Wilshire are located at 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401. The Company's administrator and transfer and dividend disbursing agent is PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406. The Company's distributor is PFPC Distributors, Inc., located at the same address. The Company's custodian is PFPC Trust Company, located at 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, Pennsylvania 19153. Counsel to the Company and the Independent Directors is Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601.

THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS OF THE COMPANY UPON REQUEST. REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO WILSHIRE MUTUAL FUNDS, INC., C/O PFPC INC., P.O. BOX 9807, PROVIDENCE, RHODE ISLAND 02940, OR BY CALLING 1-888-200-6796.

                                                                      APPENDIX A


                                     FORM OF
                        INVESTMENT SUB-ADVISORY AGREEMENT

                  This Investment Sub-Advisory Agreement ("Agreement") is made as of the________ day of _________, 2007 by and between Wilshire Associates Incorporated, a California corporation ("Adviser"), and __________, a registered investment adviser ("Sub-Adviser").

         WHEREAS Adviser is the investment adviser of the Wilshire Mutual Funds, Inc. (the "Fund"), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), currently consisting of five separate series or portfolios (collectively, the "Fund Portfolios") including the including the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, and the Dow Jones Wilshire 5000 Index Portfolio;

         WHEREAS Adviser desires to retain Sub-Adviser to furnish investment advisory services for the Fund Portfolio(s) as described in Exhibit 1 - Fund Portfolio Listing, as may be amended from time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;

         NOW  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
         contained, the parties agree as follows:

1. APPOINTMENT. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio for the period and on the terms set forth in this Agreement. Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.

2. SUB-ADVISER SERVICES. Subject always to the supervision of the Fund's Board of Directors and Adviser, Sub-Adviser will furnish an investment program in respect of, and make [Acadian only: discretionary] investment decisions for, such portion of the assets of each Fund Portfolio as Adviser shall from time to time designate (each a "Portfolio Segment") and place all orders for the purchase and sale of securities on behalf of each Portfolio Segment. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each Fund Portfolio and will monitor a Portfolio Segment's investments, and will comply with the provisions of the Fund's Articles of Incorporation and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.

                  Sub-Adviser will provide reports at least quarterly to the Board of Directors and to Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Directors from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.

Sub-Adviser agrees that it:

         (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

         (b) will conform with all applicable provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M of the Internal Revenue Code as if each were a regulated investment company thereunder;

         (c) to the extent authorized by Adviser [Systematic only: and agreed to by Sub-Adviser] in writing, and to the extent permitted by law, will execute purchases and sales of portfolio securities and other investments for each Portfolio Segment through brokers or dealers designated by management of the Fund to Adviser for the purpose of providing direct benefits to the Fund, provided that [Sub-]Adviser [Ranger only: in consultation with Sub-Adviser] determines that such brokers or dealers will provide best execution in view of all appropriate factors [Ranger only: and benefits to the Fund], and is hereby authorized as the agent of the Fund to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment to such brokers or dealers for the account of the relevant Fund Portfolio. Adviser and the Fund understand that [(i)] the brokerage commissions or transaction costs in such transactions may be higher than those which the Sub-Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund [Ranger only: , and (ii) such transactions will not compose more than fifteen percent (15%) of the total commission paid by each Portfolio Segment];

         (d) [Acadian only: with full discretion] is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Fund Portfolio. In making such selection, Sub-Adviser is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of a Portfolio Segment's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. With respect to transactions under sub-paragraph (c) or this sub-paragraph (d), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of any Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services [Systematic only: (as defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"))] provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. The Adviser may, from time to time, engage other sub-advisers to advise portions of a Fund Portfolio other than the Portfolio Segment. The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser with respect to transactions in securities or other assets concerning a Fund Portfolio, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates.

         (e) is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser. To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which two or more clients' accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and other clients in a manner deemed equitable by Sub-Adviser [Systematic only: ,taking into account the investment objectives and policies of the Portfolio Segment and any specific investment restrictions applicable thereto]. Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser [Acadian only: Where markets permit and] When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including each Portfolio Segment) participating in the transaction. Adviser and the Fund understand that Sub-Adviser may not be able to aggregate transactions through brokers or dealers designated by Adviser with transactions through brokers or dealers selected by Sub-Adviser, in which event the prices paid or received by each Portfolio Segment will not be so averaged and may be higher or lower than those paid or received by other accounts or portfolios of Sub-Adviser;

         (f) will report regularly to Adviser and to the Board of Directors and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Directors on a regular basis at reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

         (g) will prepare such books and records with respect to each Portfolio Segment's securities transactions as requested by Adviser and will furnish Adviser and the Fund's Board of Directors such periodic and special reports as the Board or Adviser may reasonably request;

         (h) will vote [Acadian only: , or retain a third party to research and vote,] all proxies with respect to securities in each Portfolio Segment; and

         (i) will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser's fiduciary duties under this Agreement.

         (j) [Acadian only: will be responsible for filing 13F reports with the SEC for holdings in the portfolio; and]

         (k) [Acadian only: acknowledges that it is not authorized to render legal advice or to initiate legal action, including responding to class action notifications, on behalf of the Adviser or the Fund Portfolios including, but not limited to, taking any action with respect to securities or other investments, or the issuers thereof, which become subject to any legal proceedings including, but not limited to, bankruptcies or class action lawsuits.]

3. EXPENSES. During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include the cost of securities (including brokerage commissions, if any) purchased for each Portfolio Segment. [Acadian and Ranger only: Sub-Adviser agrees to bear any Portfolio expenses caused by future changes at Sub-Adviser, such expenses including but not limited to preparing, printing, and mailing to Portfolio shareholders of information statements or stickers to or complete prospectuses or statements of additional information.] [Ranger only: Sub-Adviser may terminate this Agreement in lieu of bearing any Portfolio expenses caused by these future changes.]

4. COMPENSATION. For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee computed and paid as set forth in
Exhibit 2 - Fee Schedule.

5. OTHER SERVICES. Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or a Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or a Fund Portfolio. Adviser understands and has advised the Fund's Board of Directors that Sub-Adviser may act as an investment adviser or sub-investment adviser to other investment companies and other advisory clients. Sub-Adviser understands that during the term of this Agreement Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund Portfolio other than each Portfolio Segment.

6. AFFILIATED BROKER. Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for each Fund Portfolio in connection with the purchase or sale of securities or other investments for each Portfolio Segment, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above;
(b) the provisions of the Investment Advisers Act of 1940, as amended (the "Advisers Act"); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by the Fund's Board of Directors, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund Portfolio or the Fund for such services in addition to Sub-Adviser's fees for services under this Agreement.

7. REPRESENTATIONS OF SUB-ADVISER. Sub-Adviser is registered with the Securities and Exchange Commission under the Advisers Act Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser. Sub-Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act, and (f) will notify Adviser of any change in control of the Sub-Adviser within a reasonable time after such change.

8. BOOKS AND RECORDS. Adviser acknowledges receipt of Sub-Adviser's ADV Part II. Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment's investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act. Sub-Adviser agrees that all books and records which it maintains for each Fund Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser's or the Fund's request (provided, however, that Sub-Adviser may retain copies of such records). All such books and records shall be made available [Ranger only: at the cost of the Adviser], within five business days of a written request, to the Fund's accountants or auditors during regular business hours at Sub-Adviser's offices. [Acadian only: The costs related to such audit will be the sole responsibility of the Adviser and/or the Fund.] Adviser and the Fund or either of their authorized representatives shall have the right [Ranger only: , at their own expense] to copy any records in the possession of Sub-Adviser which pertain to each Fund Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records as required by law).

Sub-Adviser [Systematic only: Each party] agrees that it will not disclose or use any records or confidential information [of the other party or any of its affiliates] obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by Adviser or the Fund, [the other party] or if such disclosure is required by federal or state regulatory authorities. Sub-Adviser may disclose the investment performance of each Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, each Fund Portfolio or the Fund or the composition of each Portfolio Segment. Sub-Adviser may, however, disclose that Adviser, the Fund and each Fund Portfolio are its clients. Notwithstanding the foregoing, Sub-Adviser may disclose (i) the investment performance of each Portfolio Segment to Fund officers and directors and other service providers of the Fund, and (ii) any investment performance that is public information to any person.

9. CODE OF ETHICS. Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Fund with a copy of such code. Within 35 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer of Sub-Adviser shall certify to Adviser or the Fund that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no [Acadian only: material] violations of Sub-Adviser's code of ethics or, if any violation has occurred that is material to the Fund, the nature of such violation and of the action taken in response to such violation.

10. LIMITATION OF LIABILITY. Neither Sub-Adviser nor any of its partners, officers, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or [Ranger only: gross] negligence on Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. [Acadian only: Nothing herein shall in any way constitute a waiver or limitation of any rights which the Adviser or Fund may have under any such relevant securities laws.]

Sub-Adviser agrees to indemnify and defend Adviser, its officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys' fees) arising out of or in connection with any claim, demand, action, suit or proceeding [Systematic only: ("Losses")] relating to any actual or alleged material misstatement or omission in the Fund's registration statement, any proxy statement, or any communication to current or prospective investors in each Fund Portfolio, made by Sub-Adviser and provided to Adviser or the Fund by Sub-Adviser.

[Systematic only: Adviser agrees to indemnify and defend Sub-Adviser, its officers, directors, employees for any Losses arising out of or in connection with any claim, demand, action, suit or proceeding relating to or arising out of any act or omission by the Adviser under this Agreement, or any breach by the Adviser of any warranty or representation hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser's breach of fiduciary duty to the Fund.]

[Ranger only: Adviser agrees to indemnify and defend Sub-Adviser, its officers, directors, employees and any person who controls Sub-Adviser for any loss or expense (including reasonable attorneys' fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to the services performed by the Sub-Adviser pursuant to this Agreement or any actual or alleged material misstatement or omission in the Fund's registration statement, any proxy statement, or any communication to current or prospective investors in each Find Portfolio, not provided to Adviser ro the Fund by Sub-Adviser, provided, however, that the Sub-Adviser and its affiliates shall repay any such indemnification with respect to any loss or expense which was determined by a court of competent jurisdiction to be caused by gross negligence, willful malfeasance or fraud.]

[Ranger only: To the fullest extent permitted by law, the Sub-Adviser and its respective affiliates will not be liable to the Adviser for any losses, damages, expenses or claims occasioned by any act or omission of the Sub-Adviser as a result of or in connection with the services of the Sub-Adviser hereunder, other than as a result of the Sub-Adviser's gross negligence, willful malfeasance or fraud.]

11. TERM AND TERMINATION. This Agreement shall become effective with respect to each Portfolio Segment on __________, 2007, and shall remain in full force until August 31, 2008, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall terminate as follows:

         (a) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated with respect to any Fund Portfolio at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days written notice to the other party. This Agreement may also be terminated by the Fund with respect to any Fund Portfolio by action of the Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund Portfolio (as defined in the 1940 Act) on sixty days written notice to Sub-Adviser by the Fund.

         (b) This Agreement may be terminated with respect to any Fund Portfolios at any time without payment of any penalty by Adviser, the Board of Directors or a vote of majority of the outstanding voting securities of such Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a material breach of the covenants of Sub-Adviser under this Agreement.

         (c) This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and the Fund with respect to that Fund Portfolio is terminated, assigned or not renewed.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.

12. NOTICE. Any notice under this Agreement by a party shall be in writing, addressed and delivered, mailed postage prepaid, or sent by facsimile transmission with confirmation of receipt, to the other party at such address as such other party may designate for the receipt of such notice.

13. LIMITATIONS ON LIABILITY. The obligations of the Fund entered into in the name or on behalf thereof by any of its directors, representatives or agents are made not individually but only in such capacities and are not binding upon any of the directors, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to each Fund Portfolio for the enforcement of any claims.

14. ADVISER RESPONSIBILITY. Adviser will provide Sub-Adviser with copies of the Fund's Articles of Incorporation, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser's performance under this Agreement; provided, however, that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified thereof.

15. ARBITRATION OF DISPUTES. Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum. Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages. Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties. Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction. If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys' fees and costs [Ranger only: for such litigation].

16. [Acadian only: CONFIDENTIALITY. To the extent permitted by law and regulation, the Sub-Adviser shall regard as confidential all information concerning the affairs of the Adviser and the Fund, but shall be permitted to disclose to third parties the fact that the Sub-Adviser is performing investment management activities on the Adviser's behalf. To the extent permitted by law and regulation, the Adviser shall regard as confidential all information and recommendations furnished by the Sub-Adviser to the Adviser.]

17. [Acadian only: RIGHTS TO MODELS AND USE OF NAME. The Sub-Adviser retains all rights in and to any investment models used by or on behalf of the Adviser and the Fund and any models based upon or derived from them. In addition, the Adviser acknowledges and agrees that it has no rights in or to the name "Acadian."

For purposes of promoting the Fund, the Adviser shall be at liberty to make reference to the name of the Sub-Adviser, use the Sub-Adviser's trademark, and describe the services provided by the Sub-Adviser, provided that the Adviser provides the Sub-Adviser with a copy of any document or other form of written public communication containing such references for review and approval prior to public dissemination and agrees to revises such documents to reflect comments received from the Sub-Adviser. The Sub-Adviser agrees to review and comment upon such document only as it pertains to the Sub-Adviser within three business days, and agrees not to unreasonably withhold its consent. The Adviser shall deemed approved any document not commented upon with three business days. The Sub-Investment Manager will consider any public dissemination of any written document referencing the Sub-Investment Manager without Sub-Investment Manager's prior review and approval to be a material breach of this Agreement.]

18. MISCELLANEOUS. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

19. [Acadian only: RECEIPT OF DISCLOSURE DOCUMENT. The Adviser acknowledges receipt, at least 48 hours prior to entering into the Agreement, of a copy of
Part II of the Sub-Adviser's Form ADV containing certain information concerning the Sub-Adviser and the nature of its business.]

20. APPLICABLE LAW. This Agreement shall be construed in accordance with applicable federal law and the laws of the state of California.

Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED                          (SUB-ADVISER)


By: ______________________________         By: ________________________________


Title: ___________________________         Title: _____________________________

                                    EXHIBIT 1
                             FUND PORTFOLIO LISTING

                                    EXHIBIT 2
                                  FEE SCHEDULE

                  Adviser shall pay Sub-Adviser, promptly [Systematic only: (and in any event within 10 business days)] after receipt by Adviser of its advisory fee from the Fund with respect to each Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Portfolio Segment, at the following annual rates:

                  _____________ Portfolio:  ________%

                  Sub-Adviser's fee shall be accrued daily at 1/365th of the annual rate set forth above. For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

                                                                      APPENDIX B

                                     FORM OF
                        INVESTMENT SUB-ADVISORY AGREEMENT


This Investment Sub-Advisory Agreement ("Agreement") is made as of the 13th day of November, 2007 by and between Wilshire Associates Incorporated, a California corporation ("Adviser") and NWQ Investment Management Company, LLC, a limited liability corporation ("Sub-Adviser"). This Agreement supercedes in its entirety, the Investment Sub-Advisory Agreement dated August 4, 2005 and the amendment dated March 29, 2007 thereto.

         WHEREAS Adviser is the investment adviser of the Wilshire Mutual Funds, Incorporated (the "Fund"), an open-end diversified, management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), currently consisting of six separate series or portfolios (collectively, the "Fund Portfolios") including the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the Wilshire 5000 Index Portfolio, and the Wilshire Large Cap Core 130/30 Fund;

         WHEREAS Adviser desires to retain Sub-Adviser to furnish investment advisory services for the Fund Portfolios as described in Exhibit 1 - Fund Portfolio Listing, as may be amended from, time to time, and Sub-Adviser wishes to provide such services, upon the terms and conditions set forth herein;

         NOW  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
         contained, the parties agree as follows:

1. APPOINTMENT Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to each Fund Portfolio for the period and on the terms set forth in this Agreement. Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth for the compensation herein provided.

2. SUB-ADVISER SERVICES Subject always to the supervision of the Fund's Board of Directors and Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, such portion of the assets of each Fund Portfolio as Adviser shall from time to time designate (each a "Portfolio Segment") and place all orders for the purchase and sale of securities on behalf of each Portfolio Segment. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund and each Fund Portfolio and will monitor each Portfolio Segment's investments, and will comply with the provisions of the Fund's Articles of Incorporation and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of each Fund Portfolio as set forth in the prospectus and Statement of Additional Information for each Fund Portfolio, as amended from time to time, as well as any other objectives, policies or limitations as may be provided by Adviser to Sub-Adviser in writing from time to time.

The Sub-Adviser shall not be liable to the Adviser, the Fund or any of the Fund's shareholders as a result of any act, conduct or omission of the Adviser, any other sub-adviser or any other service provider to the Fund or any of their respective officers, employees, affiliates or agents.

Sub-Adviser will provide reports at least quarterly to the Adviser. Sub-Adviser will make its officers and employees available to Adviser and the Board of Directors from time to time at reasonable times to review investment policies of each Fund Portfolio with respect to each Portfolio Segment and to consult with Adviser regarding the investment affairs of each Portfolio Segment.

Sub-Adviser agrees that it:

         (a) will use the same skill and care in providing such services as are required to provide services to fiduciary accounts;

         (b) will conform with all applicable provisions of the 1940 Act and rules and regulations of the Securities and Exchange Commission ("SEC") in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities, including all portfolio diversification requirements necessary for each Portfolio Segment to comply with subchapter M of the Internal Revenue Code as if it were a regulated investment company thereunder;

         (c) to the extent directed by Adviser in writing, and to the extent permitted by law, will execute purchases and sales of portfolio securities for each Portfolio Segment through brokers or dealers designated by management of the Fund to Adviser for the purpose of providing direct benefits to the Fund, provided that Sub-Adviser determines that such brokers or dealers will provide best execution in view of such other benefits, and is hereby authorized as the agent of the Fund to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment to such brokers or dealers for the account of the relevant Fund Portfolio. Adviser and the Fund understand that the brokerage commissions or transaction costs in such transactions may be higher than those which the Sub-Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund;

         (d) is authorized to and will select all other brokers or dealers that will execute the purchases and sales of portfolio securities for each Portfolio Segment and is hereby authorized as the agent of the Fund to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash of each Portfolio Segment for the account of each Fund Portfolio. In making such selection, Sub-Adviser is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of each Portfolio Segment's orders, taking into account all appropriate factors, including, but not limited to, price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. With respect to transactions under this paragraph (d), it is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of any Fund Portfolio, or be in breach of any obligation owing to the Fund or in respect of each Fund Portfolio under this Agreement, or otherwise, solely by reason of its having caused a Fund Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction of a Fund Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage and research services provided by such member, broker, or dealer, viewed in terms of that particular transaction or Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. NWQ shall not be liable to the Adviser or the Fund for any act, conduct or omission of any broker selected by NWQ to provide transaction or other services to the Fund, any Fund Portfolio and/or any Portfolio Segment, provided such broker was selected with reasonable care. The Adviser may, from time to time, engage other sub-advisers to advise portions of a Fund Portfolio other than the Portfolio Segment. The Sub-Adviser agrees that it will not consult with any other sub-adviser engaged by the Adviser with respect to transactions in securities or other assets concerning a Fund Portfolio, except to the extent permitted by certain exemptive rules under the 1940 Act that permit certain transactions with a sub-adviser or its affiliates;

         (e) is authorized to consider for investment by each Portfolio Segment securities that may also be appropriate for other funds and/or clients served by Sub-Adviser. To assure fair treatment of each Portfolio Segment and all other clients of Sub-Adviser in situations in which a Fund and one or more other clients' accounts participate simultaneously in a buy or sell program involving the same security, such transactions will be allocated among each Portfolio Segment and such other clients in a manner deemed equitable by Sub-Adviser. Sub-Adviser is authorized to aggregate purchase and sale orders for securities held (or to be held) in each Portfolio Segment with similar orders being made on the same day for other eligible client accounts or portfolios managed by Sub-Adviser. When an order is so aggregated, the actual prices applicable to the aggregated transaction will be averaged and each Portfolio Segment and each other account or portfolio participating in the aggregated transaction will be treated as having purchased or sold its portion of the securities at such average price, and all transaction costs incurred in effecting the aggregated transaction will be shared on a pro-rata basis among the accounts or portfolios (including the Portfolio Segment) participating in the transaction. Adviser and the Fund understand that Sub-Adviser may not be able to aggregate transactions through brokers or dealers designated by Adviser with transactions through brokers or dealers selected by Sub-Adviser, in which event the prices paid or received by each Portfolio Segment will not be so averaged and may be higher or lower than those paid or received by other accounts or portfolios of Sub-Adviser;

         (f) will report regularly to Adviser and to the Board of Directors and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Directors on a regular basis at reasonable times the management of each Portfolio Segment, including without limitation, review of the general investment strategies of each Portfolio Segment, the performance of each Portfolio Segment in relation to standard industry indices, stock market and interest rate considerations and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Adviser;

         (g) will prepare such books and records with respect to each Portfolio Segment's securities transactions as requested by Adviser and will furnish Adviser and the Fund's Board of Directors such periodic and special reports as the Board or Adviser may reasonably request;

         (h) will vote all proxies with respect to securities in each Portfolio Segment; and

         (i) will act upon reasonable instructions from Adviser which, in the reasonable determination of Sub-Adviser, are not inconsistent with Sub-Adviser's fiduciary duties under this Agreement.

Sub-Adviser's ability to provide the services in this Section (2) is pursuant to the Adviser's authority to delegate advisory duties under the Advisory Agreement between the Adviser and the Fund, dated April 1, 2002. To the extent that the terms of this Section (2) differ from the terms the Advisory Agreement, the terms of the Advisory Agreement shall govern.

Adviser agrees and/or represents that:

         (a) it and the Fund prepared the Fund's Prospectus and SAI (collectively, "Registration Materials") and the Fund's Registration Materials (including Prospectus) complies in all material respects with all applicable laws, rules and regulations in every jurisdiction in which it will be used;

         (b) the Fund's Registration Materials (including Prospectus) does not contain any untrue statement of a material fact or omit to state any material fact required by any applicable law to be stated therein or necessary to make the statements therein not misleading under applicable law;

         (c) it and the Fund and all of their respective officers, directors, partners, employees and agents will comply with all applicable laws and rules related to the Adviser, the Fund, the offering and sale of Fund shares and the business of the Fund;

         (d) If Sub-Adviser suffers any loss or expense as a result of any regulatory investigation or inquiry or other legal action or suit brought or threatened to be brought by any person or entity in connection with the performance of Sub-Adviser' duties as investment adviser under this Agreement and Sub-Adviser has acted without breach of its fiduciary duty, willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, Sub-Adviser will be indemnified, held harmless and reimbursed by the Adviser and the Fund, jointly and severally, against the loss and expense, including reasonable attorneys' fees and other expenses, incurred by Sub-Adviser and amounts paid in satisfaction of judgments or in a compromise or settlement (provided, however, that no such compromise and settlement shall be made by Sub-Adviser without the prior written consent of the Adviser and the Fund). Sub-Adviser shall be entitled to advances from the Adviser and the Fund, jointly and severally, for payment of the reasonable expenses incurred by it in connection with investigating or defending any matter as to which it is seeking indemnification.

         (e) The Adviser and the Fund acknowledge that Sub-Adviser has no authority or responsibility with respect to the structure of the Fund, the promotion, marketing or sale of the Fund's shares (other than with respect to the accuracy of information provided by Sub-Adviser to the Fund or Adviser in writing), the Fund's relations or dealings with investors and shareholders, the disclosure provided to investors and shareholders or the supervision of the day-to-day activities of the Adviser, any custodian, other sub-advisers or any administrator. The Adviser and the Fund each agree to indemnify and hold harmless
         Sub-Adviser and each person who controls or is controlled by Sub-Adviser against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses) and any amount paid in settlement of any action, suit or proceeding or any claim asserted, as incurred, to which any of them may become subject under any applicable law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Materials (including Prospectus) or any amendment thereof, or any omission or alleged omission to state therein a material fact required by any applicable law to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading under applicable law (other than statements provided by Sub-Adviser to the Fund or Adviser in writing); (ii) the issue, sale and distribution of the of the Fund's shares; (iii) any action taken or omitted to be taken by Sub-Adviser with the consent of, pursuant to the instructions given by, or in reliance on information provided by, the Adviser or the Fund; (iv) any action taken or omitted to be taken by the Adviser or the Fund or any other sub-adviser to the Fund (other than in reliance on information provided by Sub-Adviser to the Fund or Adviser in writing); (v) any breach by the Adviser or the Fund of any representation or warranty, or any failure by the Adviser or the Fund to comply with any agreement, contained in this Agreement or (vi) any action taken or omitted to be taken by administrator or custodian (A) without or contrary to instructions given by Sub-Adviser, (B) with the consent of or pursuant to instructions given by the Adviser or the Fund, or (C) pursuant to instructions given by Sub-Adviser without negligence, willful misfeasance, bad faith or reckless disregard of its obligations or duties under this Agreement. The indemnification obligations herein will be in addition to any liability that the Adviser or the Fund may otherwise have.

3. EXPENSES During the term of this Agreement, Sub-Adviser will provide the office space, furnishings, equipment and personnel required to perform its activities under this Agreement, and will pay all customary management expenses incurred by it in connection with its activities under this Agreement, which shall not include the cost of securities (including brokerage commissions, if any) purchased for each Portfolio Segment. Sub-Adviser agrees to bear any Fund expenses caused by future changes at Sub-Adviser, such expenses including but not limited to preparing, printing, and mailing of stickers or complete prospectus or statement of additional information. The Fund shall bear all other expenses incurred in the operation of the Fund and the portfolios, including without limitation taxes, interest, brokerage fees and commissions, if any, fees of directors who are not officers, directors, partners, employees or holders of 5 percent or more of the outstanding voting securities of the Adviser or any Sub-Adviser or any of their affiliates, SEC fees and state blue sky registration and qualification fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs of preparing and printing prospectuses and statements of additional information or any supplements or amendments thereto necessary for the continued effective registration of the Fund's shares ("Shares") under federal or state securities laws, costs of printing and distributing any prospectus, statement of additional information, supplement or amendment thereto for existing shareholders of the Funds, costs of shareholders' reports and meetings, and any extraordinary expenses. It is understood that certain advertising, marketing, shareholder servicing, administration and/or distribution expenses to be incurred in connection with the Shares may be paid by the Fund as provided in any plan which may in the sole discretion of the Fund be adopted in accordance with Rule 12b-1 under the 1940 Act, and that such expenses shall be paid apart from any fees paid under this Agreement.

4. COMPENSATION For the services provided and the expenses assumed under this Agreement, Adviser will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee computed and paid as set forth in
Exhibit 2 - Fee Schedule. Sub-Adviser agrees that any amendment to this fee schedule will be upon the mutual written agreement between Adviser and Sub-Adviser.

5. OTHER SERVICES Sub-Adviser will for all purposes herein be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent Adviser, the Fund or a Fund Portfolio or otherwise be deemed an agent of Adviser, the Fund or a Fund Portfolio, except as otherwise provided herein. Adviser understands and has advised the Fund's Board of Directors that Sub-Adviser may act as an investment adviser or sub-investment adviser to other investment companies and other advisory clients, some of which may have different objectives than those of the Fund and Fund portfolios. Sub-Adviser understands that during the term of this Agreement Adviser may retain one or more other sub-advisers with respect to any portion of the assets of a Fund Portfolio other than the Portfolio Segment.

6. AFFILIATED BROKER In connection with the purchase or sale of securities or other investments for a Portfolio Segment, Sub-Adviser may allocate orders for purchase and sale transactions to any broker-dealer affiliated with Sub-Adviser or Adviser ("Affiliated Broker"), may purchase securities underwritten by Affiliated Broker, and may cause the Fund Portfolio to compensate Affiliated Broker for effecting such transactions, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution as set forth above; (b) compliance with procedures adopted by the Fund pursuant to Rule 17e-1 and Rule l0f-3 under the 1940 Act; (c) the provisions of the Investment Advisers Act of 1940, as amended (the "Advisers Act"); (d) the provisions of the Securities Exchange Act of 1934, as amended; and (e) other applicable provisions of law.

Adviser or the Fund may revoke any or all of the consents and authorizations given hereby at any time and without penalty by providing written notice to Sub-Adviser.

7. REPRESENTATIONS OF SUB-ADVISER Sub-Adviser is registered with the SEC under the Advisers Act. Sub-Adviser will use all commercially reasonable efforts to remain so registered throughout the term of this Agreement and will notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser. Sub-Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement, (e) will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act, and (f) will notify Adviser of any change in control of the Sub-Adviser within a reasonable time after such change.

In addition, Sub-Adviser represents that it has provided Adviser with copies of each of the following documents: (i) Sub-Adviser's Form ADV as filed with the SEC; and (ii) separate lists of persons who Sub-Adviser wishes to have authorized to give written and/or oral instructions to Custodians of Fund assets for the Fund Portfolios. Sub-Adviser will furnish Adviser from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements will be provided within 30 days of the time such materials became available to Sub-Adviser.

Adviser represents the following: It is registered with the SEC under the Advisers Act. Adviser will use all commercially reasonable efforts to remain so registered throughout the term of this Agreement and will notify Sub-Adviser immediately if Adviser ceases to be so registered as an investment adviser.
Adviser: (a) is duly organized and validly existing under the laws of the state of its organization with the power to own and possess its assets and carry on its business as it is now being conducted, (b) has the authority to enter into and perform the services contemplated by this Agreement and the Advisory Agreement, (c) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement and the Advisory Agreement, (d) has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, and the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its services under this Agreement and the Advisory Agreement, (e) will promptly notify Sub-Adviser of the occurrence of any event that would disqualify it from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act, and (f) Adviser will notify Sub-Adviser of any change in control of the Adviser within a reasonable time prior to such change.

8. BOOKS AND RECORDS Sub-Adviser will maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to each Portfolio Segment's investments that are required to be maintained by the Fund pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9),
(b)(10) and (f) of Rule 31a-1 under the 1940 Act. Sub-Adviser agrees that all books and records which it maintains for each the Fund Portfolios or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser's or the Fund's request (provided, however, that Sub-Adviser may retain copies of such records). All such books and records shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at Sub-Adviser's offices. Adviser and the Fund or either of their authorized representatives shall have the right to copy any records in the possession of Sub-Adviser which pertain to each Fund Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund (provided, however, that Sub-Adviser may retain copies of such records as required by law).

Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or in writing by Adviser or the Fund, or if such disclosure is required by federal or state regulatory authorities. Sub-Adviser may disclose the investment performance of each Portfolio Segment, provided that such disclosure does not reveal the identity of Adviser, any Fund Portfolio or the Fund or the composition of each Portfolio Segment. Sub-Adviser may, however, disclose that Adviser, the Fund and each Fund Portfolio are its clients; provided, however, that Sub-Adviser will not advertise or market its relationship with Adviser or the Fund or issue press releases regarding such relationships without the express written prior consent of the Adviser. Notwithstanding the foregoing, Sub-Adviser may disclose (i) the investment performance of each Portfolio Segment to Fund officers and directors or other service providers of the Fund, and (ii) any investment performance that is public information to any such person.

9. CODE OF ETHICS Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1(b), (c), (d), and (e) under the 1940 Act and will provide Adviser and the Fund with a copy of such code. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer of Sub-Adviser shall certify to the Adviser and the Fund that Sub-Adviser has substantially complied with the requirements of Rule 17j-1 during the previous quarter; that Sub-Adviser has adopted procedures reasonably necessary to prevent its access persons from violating such code; and that there have been no material violations of Sub-Adviser's code of ethics or, if any material violation has occurred, the nature of such violation and of the action taken in response to such violation.

10. LIMITATION OF LIABILITY Neither Sub-Adviser nor any of its directors, officers, members, partners, stockholders, agents or employees shall have any liability to Adviser, the Fund or any shareholder of the Fund for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by Sub-Adviser of its duties hereunder, except for liability resulting from willful misfeasance, bad faith, or gross negligence on Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Sub-Adviser specifically acknowledges that the Fund is a third party beneficiary of this Agreement and that the Fund is entitled to bring a lawsuit against the Sub-Adviser for breach of this Agreement or any other duty in any court of competent jurisdiction. Also Sub-Adviser acknowledges that the Fund is not subject to or bound by any of the provisions of paragraph 14 of this Agreement.

Sub-Adviser agrees to indemnify and defend Adviser, the Fund, and their representative officers, directors, employees and any person who controls Adviser for any loss or expense (including reasonable attorneys' fees) arising out of or in connection with any claim, demand, action, suit or proceeding relating to any actual or alleged material misstatement or omission in the Fund's registration statement, any proxy statement, or any communication to current or prospective investors in any Fund Portfolio, only if such material misstatement or omission was made in reliance upon and in conformity with written information furnished by Sub-Adviser to Adviser or the Fund.

11. TERM AND TERMINATION Unless otherwise agreed in writing, this Agreement shall become effective with respect to each Portfolio Segment on November 13, 2007, and shall remain in full force until November 13, 2008, unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each Fund Portfolio, but only as long as such continuance is specifically approved for each Fund Portfolio at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund Portfolio, Sub-Adviser may continue to serve in such capacity for such Fund Portfolio in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall terminate as follows:

         (a) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act) and may be terminated with respect to any Fund Portfolio at any time without the payment of any penalty by Adviser or by Sub-Adviser on sixty days prior written notice to the other party. This Agreement may also be terminated by the Fund with respect to any Fund Portfolio at any time without the payment of any penalty by action of the Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund Portfolio (as defined in the 1940 Act) on sixty days prior written notice to Sub-Adviser by the Fund.

         (b) This Agreement may be terminated with respect to any Fund Portfolio at any time upon written notice without payment of any penalty by Adviser, the Board of Directors or a vote of majority of the outstanding voting securities of such Fund Portfolio in the event that Sub-Adviser or any officer or director of Sub-Adviser has breached any representation or warranty in this Agreement or has taken any action which results in a material breach of the covenants of Sub-Adviser under this Agreement.

         (c) This Agreement shall automatically terminate with respect to a Fund Portfolio in the event the Investment Management Agreement between Adviser and the Fund with respect to such Fund Portfolio is terminated, assigned or not renewed.

         (d) Upon termination of the Advisory Agreement or upon 30 days written notice of termination from the Sub-Adviser to the Adviser or the Fund without penalty to the Sub-Adviser.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments of any unpaid balance of the compensation described in Section 4 earned prior to such termination.

12. NOTICE Any notice under this Agreement by a party shall be in writing, addressed and personally delivered, mailed postage prepaid, or sent by facsimile transmission with confirmation of receipt, to the other party at such address as such other party may designate for the receipt of such notice.

13. ADVISER RESPONSIBILITY Adviser has provided and will continue to provide Sub-Adviser with copies of the Fund's Articles of Incorporation, By-laws, prospectus, and Statement of Additional Information and any amendment thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser's performance under this Agreement, and the Advisory Agreement between the Fund and the Adviser, and the resolutions of the Directors selecting Adviser as investment manager to the Fund and the Code of Ethics of the Fund and of Adviser as currently in effect; provided, however, that such documents are provided to the Adviser by the Fund, and provided further that no changes or modifications to the foregoing shall be binding on Sub-Adviser until it is notified thereof. The Adviser represents that it is authorized to appoint the Sub-Adviser and to execute and deliver this Agreement and that all shareholder and Board action on the part of the Fund and the Adviser required to be taken to make such appointment and enter into this Agreement has been taken.

14. ARBITRATION OF DISPUTES Any claim or controversy arising out of or relating to this Agreement which is not settled by agreement of the parties shall be settled by arbitration in Santa Monica, California before a panel of three arbitrators in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. The parties agree that such arbitration shall be the exclusive remedy hereunder, and each party expressly waives any right it may have to seek redress in any other forum. Any arbitrator acting hereunder shall be empowered to assess no remedy other than payment of fees and out-of-pocket damages. Each party shall bear its own expenses of arbitration, and the expenses of the arbitrators and of a transcript of any arbitration proceeding shall be divided equally between the parties. Any decision and award of the arbitrators shall be binding upon the parties, and judgment thereon may be entered in the Superior Court of the State of California or any other court having jurisdiction. If litigation is commenced to enforce any such award, the prevailing party will be entitled to recover reasonable attorneys' fees and costs.

15. MISCELLANEOUS This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and may be amended only by written consent of both parties. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. Subject to the provisions of Section 11, this Agreement will be binding upon and shall inure to the benefit of the parties and their respective successors.

16. APPLICABLE LAW This Agreement shall be construed in accordance with applicable federal law and the laws of the state of California, without regard to principles of conflict of laws.

17. Communications with Wilshire, at a minimum, should include:

Monthly accounting statements including:

         Reconciliation between month-end valuations of cash and positions provided by custodian and sub-advisor's own valuations of same, itemizing and explaining any difference.
         Portfolio Holdings
         Portfolio income and accruals
         Transactions (buys/sells)
         Contributions/withdrawal activity

Monthly performance statements including:

         Total returns stated in gross of fee and net of fee terms

Quarterly written statements, including actions taken in the portfolio, the current outlook, expected changes in the portfolio and performance results

Meetings with Wilshire as determined by Wilshire

Pertinent changes in the Sub-Adviser should be reported as they occur, by phone and in writing. Pertinent changes include, but are not limited to, the following:
Changes in ownership
Changes in key personnel
Major changes in areas of responsibility of key personnel

Adviser and Sub-Adviser have caused this Agreement to be executed as of the date and year first above written.

WILSHIRE ASSOCIATES INCORPORATED          NWQ INVESTMENT MANAGEMENT COMPANY, LLC


By _______________________________        By _________________________________


Title ____________________________        Title ______________________________

                                    EXHIBIT 1
                             FUND PORTFOLIO LISTING

Pursuant to Paragraph 1 of the Agreement, Sub-Adviser is appointed to manage a Portfolio Segment from the Small Company Value Portfolio of the Wilshire Mutual Funds, Incorporated.

                                    EXHIBIT 2
                                  FEE SCHEDULE

Adviser shall pay Sub-Adviser, promptly after receipt by Adviser of its advisory fee from the Fund with respect to each Fund Portfolio each calendar month during the term of this Agreement, a fee based on the average daily net assets of each Portfolio Segment as calculated by the custodian, at the following annual rate:

         ____% on the first $__ million in Assets;
         ____% on Assets in excess of $__ million but less than $__ million; and
         ____% on Assets equal to and above $__ million.

Sub-Adviser's fee shall be accrued daily at 1/365th of the annual rate set forth above and be paid monthly and no later than 15 days after the end of the month for which such fee is being paid. For the purpose of accruing compensation, the net assets of each Portfolio Segment will be determined in the manner and on the dates set forth in the current prospectus of the Fund with respect to each Fund Portfolio and, on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined. Upon the termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rata basis through the date of termination and paid within thirty business days of the date of termination.

                                   APPENDIX C
           SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5%
                      OF THE LARGE COMPANY VALUE PORTFOLIO
                             INVESTMENT CLASS SHARES


                                                        PERCENTAGE OWNED AS OF
SHAREHOLDERS                                               DECEMBER 3, 2007
--------------------------------------------------------------------------------
Horace Mann Life Insurance Company                              54.68%
1 Horace Mann Plaza
Springfield, IL 62715

Charles Schwab & Co.                                            29.56%
Attn: Mutual Funds
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104

           SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5%
                      OF THE LARGE COMPANY VALUE PORTFOLIO
                           INSTITUTIONAL CLASS SHARES

                                                        PERCENTAGE OWNED AS OF
SHAREHOLDERS                                               DECEMBER 3, 2007
--------------------------------------------------------------------------------
Charles Schwab & Co.                                            34.28%
Mutual Funds Dept.
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104

                                   APPENDIX C
           SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5%
                      OF THE SMALL COMPANY GROWTH PORTFOLIO
                             INVESTMENT CLASS SHARES


                                                        PERCENTAGE OWNED AS OF
SHAREHOLDERS                                               DECEMBER 3, 2007
--------------------------------------------------------------------------------
Charles Schwab & Co.                                            56.39%
Attn: Mutual Funds
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104

Horace Mann Life Insurance Company                              19.75%
1 Horace Mann Plaza
Springfield, IL 62715

           SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5%
                      OF THE SMALL COMPANY GROWTH PORTFOLIO
                           INSTITUTIONAL CLASS SHARES

                                                        PERCENTAGE OWNED AS OF
SHAREHOLDERS                                               DECEMBER 3, 2007
--------------------------------------------------------------------------------
NFS LLC FEBO                                                    15.45%
Sacred Heart School
506 E. Broadway St.
Morrilton, AR 72110

LPL Financial Services                                           9.57%
9785 Towne Centre Drive
San Diego, CA 92121

LPL Financial Services                                           7.06%
9785 Towne Centre Drive
San Diego, CA 92121

LPL Financial Services                                           5.03%
9785 Towne Centre Drive
San Diego, CA 92121

LPL Financial Services                                           5.03%
9785 Towne Centre Drive
San Diego, CA 92121

                                   APPENDIX C
           SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5%
                      OF THE SMALL COMPANY VALUE PORTFOLIO
                             INVESTMENT CLASS SHARES


                                                        PERCENTAGE OWNED AS OF
SHAREHOLDERS                                               DECEMBER 3, 2007
--------------------------------------------------------------------------------
Charles Schwab & Co.                                            41.71%
Mutual Funds Dept.
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104

Horace Mann Life Insurance Company                              21.16%
1 Horace Mann Plaza
Springfield, IL 62715

           SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5%
                      OF THE SMALL COMPANY VALUE PORTFOLIO
                           INSTITUTIONAL CLASS SHARES


                                                        PERCENTAGE OWNED AS OF
SHAREHOLDERS                                               DECEMBER 3, 2007
--------------------------------------------------------------------------------
First Clearing, LLC                                             38.74%
Lucky Productions LLC
Absolute Strat Absol Ret Fd
330 Bayside Rd.
Bellingham, WA 98225

First Clearing, LLC                                             31.89%
1800 Blankenship Rd Ste 200
West Linn, OR 97068

Charles Schwab & Co.                                            17.45%
Mutual Funds Dept.
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104